SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 11, 2013

                       DIGITAL DEVELOPMENT PARTNERS, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                     000-52828               98-0521119
   -------------------         ----------------         ----------------
(State of incorporation)     (Commission File No.)      (IRS Employer
                                                        Identification No.)

                         17800 Castelton St., Suite 300
                           City of Industry, CA 91748
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (626) 581-3335

                                       N/A
                        -------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 4.01. Changes in Registrant's Certifying Accountant.

     On January 11, 2013, the Company, through and with the approval of its Board of Directors, engaged Anton & Chia, LLP ("AC") as its independent registered public accounting firm.

Prior to engaging AC, the Company did not consult with AC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by AC on the Company's financial statements, and AC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 17, 2013               DIGITAL DEVELOPMENT PARTNERS, INC.


                                     By: /s/ William E. Sluss
                                     -----------------------------------------
                                     William E. Sluss, Principal Financial
                                     Officer